Exhibit 10.4

                          BOUNDLESS TECHNOLOGIES, INC.
                     BOUNDLESS MANUFACTURING SERVICES, INC.
                           BOUNDLESS ACQUISITION CORP.
                              BOUNDLESS CORPORATION


                                                                   June 27, 2002


JPMorgan Chase Bank, as Administrative Agent
395 North Service Road
Melville, New York

      Re: Term Loans made by JPMorgan Chase Bank, Silicon Valley Bank and National Bank of Canada (collectively, the "Banks") to Boundless Technologies, Inc., Boundless Manufacturing Services, Inc., Boundless Acquisition Corp. and Boundless Corporation (collectively, the "Co-Borrowers")

Gentlemen:

      1. Reference is made to the Term Loans in the aggregate principal amount of $2,950,000 made this date by the Banks to the Co-Borrowers and evidenced by term notes issued by the Co-Borrowers to the Lenders in the aggregate principal amount of $2,950,000 (the "Notes").

      2. We agree to deliver to each Bank, within ten (10) business days of the date hereof, 1,250,000 redeemable, convertible preferred stock of Boundless Corporation ("BC"), substantially on the terms described on Exhibit 1 hereto, and distributable to the Banks as follows: JPMorgan, 500,000 shares, SVB, 500,000 shares, and NBC, 250,000 shares.

      3. The undersigned further acknowledge and agree that if the Co-Borrowers shall fail to do so, then the Banks shall have the right to take such reasonable action in order to effectuate compliance with the terms and provisions of this letter.

      4. BC agrees to deliver to the Banks within ten (10) business days of the date hereof an aggregate of 750,000 shares (the "Bank Shares") of BC common stock, $0.01 par value ("BC Common Stock"), as follows: 300,000 Shares of BC Common Stock to JPMorgan, 300,000 Shares of BC Common Stock to SVB and 150,000 Shares of BC Common Stock to NBC.

      5. BC agrees to (a) prepare and file with the Securities and Exchange Commission (the "Commission") as soon as possible and in no event later than 90 days from the date hereof an appropriate registration statement (the "Registration Statement") under the Securities Act of 1933 (the "Securities Act") and use its best efforts to cause the Registration Statement to become effective within 150 days of the date hereof in order that the Banks may sell or distribute the Bank Shares (as so registered, the Registered Shares") (b) prepare and file with the Commission such amendments and post-effective amendments to the Registration


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Statement and supplements to the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective for a period of two
(2) years following the date on which the Registration Statement is declared effective by the Commission, and to comply with the provisions of the Securities Act and the rules thereunder with respect to the offer or distribution of the Registered Shares covered by the Registration Statement during the period permitted for sale or distribution of such Registered Shares; and (c) use its best efforts to comply with the rules of any exchange on which the Registered Shares are listed.

      6. BC will bear all expenses incurred by it in connection with the Registration Statement, excluding underwriters' discounts, selling commissions and counsel fees of the Banks.

      7. BC will notify the Banks promptly, (i) when the Registration Statement has been declared effective and when any post-effective amendment thereto is declared effective, (ii) of any request by the Commission for amendments to the Registration Statement or supplements to the related prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by BC of any notification with respect to the suspension of the qualification of any of the registered Registered Shares for sale in any jurisdiction or the initiation of any proceedings for that purpose, and (v) of the happening of any event the result of which the Registration Statement or the related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made (in the case of the prospectus) not misleading. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statements, BC will make every reasonable effort to obtain the withdrawal of such order as soon as practicable.

      8. BC will furnish to the Banks without charge one (1) signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules and all exhibits (including those incorporated therein by reference to the extent not previously furnished to the Banks), and such numbers of copies of the prospectus, including each preliminary prospectus and any amendments or supplements thereto, as any Bank may reasonably request in order to facilitate the disposition of Registered Shares owned by such Bank.

      9. BC consents, in connection with the offering and sale of any Registered Shares covered by any prospectus or any amendment or supplement thereto and for any such period of time thereafter as such prospectus is required by law to be delivered in connection therewith, to the use of such prospectus or such amendment or supplement thereto by the Banks. If during such period of time any event shall occur which should be set forth in any prospectus in order to make the statements therein not misleading in the light of the circumstances under which they were made, or if it is necessary to supplement or amend any prospectus to comply with law, BC will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and will deliver to the selling Banks, without charge, such number of copies thereof as they may reasonably request.


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      10. Prior to any public offering or distribution of any Registered Shares pursuant to this Agreement, BC will cooperate with the Banks in connection with the registration or qualification of such Registered Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Banks may reasonably request in writing, provided that in no event shall BC be obligated to qualify to do business in any jurisdiction where it is not now so qualified, subject itself to taxation in any such jurisdiction or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject. BC will pay all fees and expenses (including counsel fees and expenses) relating to the qualification of the Registered Shares under such securities or Blue Sky laws.

      11. BC shall use its best efforts to ensure that the preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 of the of the rules and regulations promulgated under the Securities Act by the Commission ("Rule 424"), will comply when so filed in all material respects with the Securities Act, and when the Registration Statement becomes effective and at all times subsequent thereto, shall use its best efforts to ensure that the Registration Statement and the prospectus, and any supplements or amendments thereto, will fully comply with the provisions of the Securities Act, and that the Registration Statement and the prospectus at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in any registration statement or any prospectus or any preliminary prospectus made in reliance upon information furnished to BC in writing by the Banks expressly for use therein.

      12. BC shall indemnify and hold harmless the Banks, each of their directors and officers, and each other person, if any, who controls any Bank (collectively, the "Indemnified Persons"), against any losses, claims, damages, liabilities or expenses, joint or several, to which any Indemnified Person may become subject under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or other federal or state laws, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of, or are based upon any of the following statements or omissions (collectively, a "Violation"), (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading, and will reimburse such Indemnified Person, as incurred, for any legal or other expenses, reasonably incurred by them in connection with investigating or defending any such action or claim, excluding any amounts paid in settlement of any loss, claim, damage, liability or expense, if such settlement is effected without the prior written consent of BC; provided that BC need not indemnify any such person for any such loss, claim, damage, liability or expense which arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished to BC by such person or its affiliates or representatives expressly for use in the preparation thereof.

      13. BC or its transfer agent will as promptly as practicable following the effectiveness of the Registration Statement deliver to the Banks or the Banks' designee or


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designees new certificates not bearing any restrictive legend, as applicable, or cause the delivery of such opinions of counsel as may be required to allow the Registered Shares to be sold in compliance with all relevant securities laws.

      14. In the event of any issuances of shares of BC Common Stock or other securities exchangeable or convertible into shares of BC Common Stock at a price per share or at a conversion price per share (in either case, the "Dilutive Price") that is less than the then current market price per share of BC Common Stock, BC shall issue to each of the Banks an additional number of shares of BC Common Stock equal to the number of additional shares of BC Common Stock that would have been issuable to such Banks hereunder had the number of Bank Shares issuable hereunder to the Banks been calculated at the Dilutive Price. For purposes of this paragraph the purchase price per share of Convertible Securities shall be determined on the date such securities are issued by BC and not on the date of conversion into common stock.

      15. We further agree to deliver to the Banks, within ten (10) business days of the date hereof evidence that all taxes due and owing for the second half town and school tax, due May 1, 2002, in the approximate amount of $125,746.75 plus penalties and interest have been paid in full.

      16. It is further expressly understood and agreed that failure on the part of the undersigned to comply with the terms and provisions of this undertaking shall constitute an event of default under the Notes.

                                        Very truly yours,

                                        BOUNDLESS TECHNOLOGIES, INC.
                                        BOUNDLESS MANUFACTURING SERVICES, INC.
                                        BOUNDLESS ACQUISITION CORP.
                                        BOUNDLESS CORPORATION


                                        By: /s/ Joseph Gardner
                                           -------------------
                                           Joseph Gardner, the Vice President
                                           of each of the foregoing corporations

Acknowledged:

JPMORGAN CHASE BANK, as
Administrative Agent for the Banks


By: /s/ Richard Grabelsky
    ---------------------
Name: Richard H. Grabelsky
Title: Vice President


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                                    EXHIBIT 1
                              BOUNDLESS CORPORATION
                        PREFERRED STOCK TRADE SETTLEMENT

Offering:       Issuance of Authorized and Unissued Preferred Stock

Security:       Redeemable, Convertible Preferred Stock

Term:           Mandatory Redemption 6/30/12

Common Stock    Preferred Stock will be convertible into common stock at $3.00
Conversion:     per share. The Preferred Stock is convertible commencing one year after issuance.

Investors:      Offering only available to "Accredited Investors".

Registration Rights: The common stock into which the Preferred Stock is convertible will be registered for resale under the securities laws the earlier of one year from issuance of the Preferred Stock, or 150 days after the closing price of the common stock exceeds $1.50 a share for ten consecutive days.


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